Successful Banking for 122 Years First M&F Corporation

2 This presentation may contain statements of First M&F Corporation’s strategies, plans and objectives, as well as estimates of future operating results for 2012 and beyond for First M&F Corporation as well as estimates of financial condition, operating efficiencies and revenue creation. These statements and estimates constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values and competition; changes in accounting principles, policies or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory and technological factors affecting the company’s operations, pricing, products and services. Forward Looking Statement

3 M&F Bank – An Established Southeast Bank  122 Years of Successful Community Banking with presences in Jackson, Birmingham, Tupelo and Memphis  Assets $1.6 Billion / Deposits $1.4 Billion  57% of deposits based in these markets  Lines of Business – Commercial Banking – Insurance – Asset Based Lending  13% Insider Ownership  NASDAQ Traded: FMFC

4 Name/ Position Years with FMFC Years in Banking Industry Experience Hugh S. Potts, Jr. Chairman & Chief Executive Officer 39 39  Under his leadership FMFC has grown from $376M  Former Chairman of the Mississippi Bankers Association John G. Copeland Executive Vice President & Chief Financial Officer 8 37  Varied experience including audit, Treasury management, financial, and M&A Jeffrey B. Lacey President & Chief Banking Officer 24 24  Involved in developing and executing our business strategies  Lending, audit, and loan review experience Experienced Management Team

5 Experienced Management Team Name/ Position Years with FMFC Years in Banking Industry Experience Barry Winford Executive Vice President Corporate Banking 4 18  Over 18 years credit experience including national loan syndication/former Chief Credit Officer Eric Hanbury Executive Vice President Chief Credit Officer 11 18  Experience as Regional Credit Officer, commercial lender and Market President. Sam Potts Senior Vice President Treasury Management 10 12  Experience as commercial lender  ALM  Investment management  ORE Disposition management Kin Kinney Executive Vice President Retail 24 30  Experience as Chief Deposit Officer and Market President  Management of Branch network  Past President, MS Young Bankers Assoc.

6 On the Right Track – Positive Momentum Building  10 Consecutive Quarters of Positive Net income  82% Reduction in Nonaccrual Loans over the Last 8 Quarters – 91% since the peak  2 Years of Efficiency Improvement  Stable NIM  Diversified Fee Income Sources (29% of Revenue)  Building Capital through Retained Earnings and Benefitting from Low Cost Preferred Funding  Core Funded: 70% of Deposits Comprised of Transaction, MMDA and Savings Accounts

7 Positive Momentum to Grow Shareholder Value Priorities  Exiting the Cycle with same number of shares  Working to return to historical ROA level ( pre-recession) Credit Improvement  Continue Strong Credit Monitoring and Remediation  Reduce Real Estate Owned Grow EPS/Increase Core Earnings – Continue to Build Capital via RE  Diversify Lending into Consumer and Commercial (Non-Real Estate)  Build on Our Core Deposit Base  Grow Existing Complementary Fee Income Business and Control Expenses – Project McKinley  NIM Levers Exist

8 2009 2010 2009 2011 2012 February 27, 2009: Entry to TARP  Senior Preferred Stock  Offering Size: $30 million  Dividend: 5.0% September 29, 2010: Conversion of TARP to CDCI  Preferred Stock  Offering Size: $30 million  Recognized $12.9 million non-taxible gain related  to conversion  Dividend: 2.0% September 15, 2011: Project McKinley  Annual cost savings: $4 mm  Staffing reduction of 11% Savings reallocated May, 2012 Sale of remaining Florida branch – Q2 2012 September 15, 2011: 5 Branches Closed  4 in Mississippi  1 in Alabama Cost Initiatives Capital Structure Key Takeaways  Lowered Preferred Dividend from 5% to 2%  Extended Preferred repurchase horizon through 2018  $4 million in annual cost savings from Project McKinley – allowed re-allocation to higher priorities Recent Developments

9  Net Income of $1,753,000 compared to $1,106,000 in the 2nd Qtr of 2011  $0.14 Diluted EPS compared to $0.07 Diluted EPS in the 2nd Qtr of 2011  Net Interest Margin holding up - from 3.75% to 3.72%  Declining credit expenses – Foreclosed Property Expenses were down 13% in Q2’12 from Q2’11  Improved efficiencies seen as the Efficiency Ratio* (Operating Expense divided by Operating Revenue) continued to decline through the 2nd Quarter of 2012 to 68% * Excluding Foreclosure Exp., Intangible Amortization and Securities Gains. NIM is FTE. 1st Quarter 2012 Highlights 2nd Quarter 2012 Highlights

10 Priority One: Continue to Maintain Credit Improvement

11  Positive trends have persisted since 2010 and are expected to continue into 2012 and 2013 with some lumpiness  5 quarters of consecutive declines in classified and nonperforming loans  70% reduction in classified loans since peak levels  91% reduction in non-accrual loans since peak levels  OREO balances have been written-down to 55% of original book  Adequate capital to support non-performing loans Credit Improvement

12 NPLs, 90+ Days Past Due, OREO, Classified Loans Asset Quality Trends Dollars in millions (1) Excludes performing troubled debt restructurings  Asset quality improvement continues with five quarters of declining classified loan levels and still accruing Asset Quality Trends $24 $32 $30 $31 $33 $38 $35 $32 $45 $33 $37 $33 $27 $17 $15 $6 $140 $106 $107 $91 $80 $68 $57 $50 $2 $1 $0 $1 $0 $1 $0 $2 $0 $30 $60 $90 $120 $150 2009 2010 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 (D ol la rs in M ill io ns ) OREO NPLs Classified Loans 90+ Days Past Due

13 91% reduction in Nonaccrual Loans from Peak Levels Nonaccrual Loans Nonperforming Loans = Nonaccrual + 90 Day Past Due Dollars in millions. $74.4 $6.4 $0 $10 $20 $30 $40 $50 $60 $70 $80 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12

14 Reserve Build as a % of NPL’s NPL = Nonaccrual + 90+ Day Past Due 51% 48% 50% 53% 47% 45% 56% 60% 84% 108% 192% 0% 50% 100% 150% 200% 250% 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12

15 1. Texas ratio = (Non-Accrual Loans + Renegotiated Loans + OREO + Loans 90+ Days Past Due) / 2. (Tangible Total Equity + Loan Loss Reserve) Excludes nonperforming securities. Adequate capital to support non-performing assets Texas Ratio 43% 76% 75% 62% 69% 70% 77% 71% 70% 71% 65% 63% 56% 47% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 2009 FQ1 2009 FQ2 2009 FQ3 2009 FQ4 2010 FQ1 2010 FQ2 2010 FQ3 2010 FQ4 2011 FQ1 2011 FQ2 2011 FQ3 2011 FQ4 2012 FQ1 2012 FQ2 YTD Texas Ratio (1)

16 Priority Two: Improve Core EPS

17  We are working to return the company to historic profitability  Working to return to the 0.90% - 1.00% ROA earned from 2002 to 2007  Reduce 68% Efficiency Ratio to historical average in the low to mid 60% range  Credit Levers  OREO costs were $1.3 million in Q2 – 0.22% of ROA and nearly $0.37 per share annualized – a figure that should improve over time  Provision expense to average loans remains elevated at 0.91% of average loans in Q2. At 0.50%, the provision savings adds 0.21% of ROA and $0.35 of annual EPS.  Earnings Levers  Project McKinley completed; $4 million annual savings tactically redeployed.  Emphasis on Small Business Lending and C&I lending gaining traction  NIM levers exist from excess liquidity, lower NPAs and lower funding costs Grow EPS / Increase Core Earnings

18 Maintaining Net Interest Margin – Lever to Improve Dollars in millions. $11.6 $12.2 $12.6 $12.6 $13.0 $13.5 $13.4 $12.9 $13.2 $13.1 3.16% 3.40% 3.60% 3.57% 3.59% 3.75% 3.72% 3.64% 3.67% 3.72% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 Net interest income (FTE) Net interest margin

19 Dollars in millions Quarterly earnings annualized in 2011 and 2012; PTPC adjusted for goodwill impairment in 2009 See Non-GAAP Financial Measures reconciliation in the presentation Appendices Profitability Trends Pre-tax Pre-Credit Earnings PTPC / Avg. Assets Consistent and Improving Core Profitability $25.8 $22.2 $14.2 $16.0 $20.7 $20.5 $23.0 $20.7 $21.9 $24.51.64% 1.56% 0.00% 0.40% 0.80% 1.20% 1.60% 2.00% $0.0 $6.0 $12.0 $18.0 $24.0 $30.0 2007 2008 2009 2010 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 (D ol la rs in m ill io ns )

20 Source: SNL Financial; Peer data for Q1’12 includes all available peer information as of 7/24/12 *Peers include major exchange institutions headquartered in AL, AR, FL, MS and TN with assets between $500 mil and $2.5 billion ** Efficiency Ratio adjusted to exclude Foreclosure Exp., Intangible Amortization and Securities Gains; NIM is FTE Efficiency Ratio (%) ** FMFC Peers* Profitability – Efficiency Ratio 65.6% 69.6% 77.2% 75.6% 70.0% 70.9% 68.2% 71.0% 69.0% 67.4%67.3% 71.2% 72.4% 76.0% 80.9% 72.8% 70.7% 73.1% 76.6% 72.2% 60.0% 66.0% 72.0% 78.0% 84.0% 2007 2008 2009 2010 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12

Project McKinley

Project Implementations

- Announced September 15, 2011
- Positive overhead effects seen in 2011 and 2012 – reallocated
- Closed a total of 5 branches
  - 4 in Mississippi
  - 1 in Alabama
- Sold 1 Florida branch
- Staffing reduction of 11%
  - Annualized cost savings of $4 million reallocated tactically

Branch Information

Closed / Sold	Location
Closed	Ridgeland, MS
Closed	Oxford, MS
Closed	Jackson, MS
Closed	Wilsonville, AL
Closed	Tupelo, MS
Sold	Niceville, FL

Changes to Footprint



Mississippi
Alabama
Birmingham
55
Kosciusko
20
Jackson
Montgomery
65
59
Mobile
10
Tallahassee
Florida
Closed Branch – Sold Real Estate
Sold Branch

M&F Bank
Fast. Simple. Local.

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22 Excess Liquidity Return of Loan Growth Lower NPAs Lower Cost of Funds (Sticky Transaction Accounts, CDs and FHLB Advances) NIM Levers Exist

23 Attractive Funding Cost 0.82% 0.65% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 Cost of funds Cost of total deposits See Non-GAAP Financial Measures reconciliation in the presentation Appendices

24 Transaction 46% Savings 9% Money Market 15% Retail Time 16% Jumbo Time 14% Transaction 31% Savings 9% Money Market 15% Retail Time 23% Jumbo Time 22% Still Room to Lower Deposit Costs Attractive Core Deposit Base 2008 2012 Cost of Deposits = 2.54% Cost of Deposits = 0.65% See Non-GAAP Financial Measures reconciliation in the presentation Appendices

25  Significant C&D Reduction since 12/31/07  Stable and Consistent C&I and 1-4 Family Loan Portfolios  Strong Owner-Occupied CRE Portfolio 2007 Loans (HTM): $1.22 Billion Q2 2012 Loans: (HTM) $982.6 million Loan Composition C&D 25% 1-4 Family 22% CRE - Owner- Occupied 16% CRE - Non- owner- Occupied 11% CRE - Farm 6% C&I 14% C&D 7% 1-4 Family 23% CRE - Owner- Occupied 25% CRE - Non- owner- Occupied 18% Multifamily 4% C&I 15%

26 Achieving Loan Growth in Areas of Focus Evolving Loan Portfolio Emphasis on Small Business / Consumer Lending Dollars in thousands. Year End 2012 2008 Q1 CAGR Commercial & Construction 745,699 $ 568,811 $ (8.0%) Residential Real Estate 209,697 188,891 (3.2%) Home Equity 45,791 36,098 (7.1%) Commercial & Agriculture 110,335 108,410 (0.5%) Asset-Based Loans 26,460 35,909 9.9% Consumer 38,613 41,376 2.1% Loans (Held for Investment) 1,176,595 979,495 (5.5%) Held for Sale 7,698 28,684 49.9% Total Loans 1,184,293 1,008,179 (4.8%)

27  Priority Three: Build Capital Strength

28 Successfully Generating Capital Through Earnings Capital Ratios 5.4% 7.6% 11.5% 5.5% 7.9% 11.8% 5.6% 8.0% 12.1% 5.6% 8.2% 12.1% 5.6% 8.1% 12.3% 5.9% 8.4% 12.5% 0.0% 3.0% 6.0% 9.0% 12.0% 15.0% Tang Common Equity / Assets (%) Leverage Ratio (%) Total Risk-based Capital Ratio (%) 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 See Non-GAAP Financial Measures reconciliation in the presentation Appendices

29  2.00% after-tax Rate  September 2018 (2% to 9%) Rate Increase  Community Development Financial Institution  Must be re-certified every 3 years  In addition to the Banks existing business, we will place a special emphasis on providing development services and financial products for CDFI-related investment areas and targeted populations  Common dividends limited to $0.01 per quarter What is CDCI Overview  September 2010, exchanged $30M of TARP Preferred for $30M of CDCI Preferred  Permanently Grandfathered as Tier 1 Capital CDCI Preferred (Community Development Capital Initiative)

30  Valuation is Attractive

31 Price / TBV of Mississippi, Alabama and Tennessee Based Banks Valuation Still Attractive Source: SNL Financial as of 7/23/12 See Non-GAAP financial reconciliation in the appendix. 0% 100% 200% FSGI BKBK PFBX USBI FMFC FABK FBMS BTFG FHN RF CIZN AUBN BXS RNST PNFP HBHC TRMK 61%

32 Price Performance YTD Price Performance 2011 – YTD Source: SNL Financial; YTD data as of 7/24/12 * Peers include major exchange institutions headquartered in AL, AR, FL, MS and TN with assets between $500 million and $2.5 billion FMFC Peers* KRX S&P 500 FMFC Peers* KRX S&P 500 Recent Market Performance 6.4% 7.3% 14.3% 114.8% 0.0% 25.0% 50.0% 75.0% 100.0% 125.0% 6.4% (0.3) (23.3)% 63.1% (25.0)% (5.0)% 15.0% 35.0% 55.0% 75.0%

33 Our Story Effective Actions Consistent Trends Gathering Strength Growing Momentum

34 Appendices Non-GAAP Financial Measures

Reconciliation of Non-GAAP Measures

Core Profitability
Pre-Tax Pre-Credit

Pre-tax pre-credit shows core profitability and filters out the effect of higher than historically normal credit cost and changes in effective tax rates

	2007	2008	2009	2010	Q1 '11	Q2 '11	Q3 '11	Q4 '11	Q1 '12	Q2 '12
FTE Net Interest Income	$55,277	$53,469	$49,076	$48,921	$12,955	$13,495	$13,449	$12,865	$13,181	$13,134
Total Noninterest Income	21,357	21,125	20,343	18,669	4,678	4,456	4,959	5,343	4,830	6,038
Total Noninterest Expense	51,373	54,284	95,123	54,490	14,811	14,303	14,143	15,077	13,986	14,319
Foreclosure & Repo Costs	552	1,913	7,283	2,946	2,353	1,468	1,483	2,047	1,456	1,282
Goodwill Imparement	0	0	32,572	0	0	0	0	0	0	0
PTPC	$25,813	$22,223	$14,151	$16,046	$5,175	$5,116	$5,748	$5,178	$5,481	$6,135
Annualizing Multiplier	1	1	1	1	4	4	4	4	4	4
Annualized PTPC	$25,813	$22,223	$14,151	$16,046	$20,700	$20,464	$22,992	$20,712	$21,924	$24,540
Average Assets	$1,573,630	$1,621,703	$1,645,160	$1,590,942	$1,622,363	$1,598,871	$1,592,030	$1,564,284	$1,607,013	$1,577,420

Annualized (in millions)

	2007	2008	2009	2010	Q1 '11	Q2 '11	Q3 '11	Q4 '11	Q1 '12	Q2 '12
Net Interest Income	$55.28	$53.47	$49.08	$48.92	$51.82	$53.98	$53.80	$51.46	$52.72	$52.54
PTPC	$25.81	$22.22	$14.15	$16.05	$20.70	$20.46	$22.99	$20.71	$21.92	$24.54
PTPC / Ave. Assets	$1.64	$1.37	$0.86	$1.01	$1.28	$1.28	$1.44	$1.32	$1.36	$1.56

M&F Bank
Fast. Simple. Local.

35

36 Reconciliation of Non-GAAP Measures Capital Ratios ($000) Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1”12 Q2”12 Total Assets $ 1,607,500 $ 1,623,090 $ 1,586,867 $ 1,568,651 $ 1,607,142 $ 1,561,496 Total Intangible Assets $ 4,906 $ 4,799 $ 4,693 $ 4,586 $ 4 ,479 $ 4,373 Tangible Assets $ 1,602,594 $ 1,618,291 $ 1,582,174 $ 1,564,065 $ 1,602,663 $1,561,058 Total Preferred Equity $ 16,673 $ 16,962 $ 17,260 $ 17,564 $ 17,877 $ 18,198 Common Equity 91,006 93,091 93,520 92,032 93,478 95,719 Total Equity $ 107,679 $ 110,053 $ 110,780 $ 109,596 $ 111,355 $ 113,917 Total Intangible Assets 4,906 4,799 4,693 4,586 4,479 4,373 Tangible Equity $ 102,773 $ 105,254 $ 106,087 $ 105,010 $ 106,876 $ 109,544 Tangible Common Equity $ 86,100 $ 88,292 $ 88,827 $ 87,446 $ 88,999 $ 91,346 Tang Common Equity/ Tang Assets (%) 5.37% 5.46% 5.61% 5.59% 5.55% 5.85% Tang Common Equity/ Tang Assets (%) - ROUNDED 5.4% 5.5% 5.6% 5.6% 5.6% 5.9% Tangible Common Equity shows the strength of common ownership equity and is a common measure of financial strength in the investment community.

37 Reconciliation of Non-GAAP Measures Funding Costs ($000) Q2 '12 Cost of Interest-Bearing Liabilities 0.98% Effect of Non-interest Bearing Deposits 0.16% Cost of Funds including Non-interest Bearing Deposits 0.82% Average Balance Rate Interest-Bearing Deposits 1,146,972 0.78% Non-Interest Bearing Deposits 232,744 0.00% Total Deposits 1,379,716 0.65% YTD '08 Average Balance Rate Interest-Bearing Deposits 1,091,310 2.96% Non-Interest Bearing Deposits 179,236 0.00% Total Deposits 1,270,547 2.54% Cost of funds including non-interest bearing deposits shows the weighted-average costs of an institution’s deposit mix, giving effect to the benefit gained from a higher level of non-interest bearing deposits.

38 Reconciliation of Non- GAAP Measures Discount Valuation - Price/TBV ($000) FMFC Close 7/23/12 $ 6.04 per share Tangible Book Value 6/30/12 $ 9.96 per share Price/TBV 61% 6/30/2012 Total Equity $ 113,917 Preferred Equity 18,198 Intangibles 4,373 Tangible Common $ 91,346 Shares Outstanding 9,172,098 Tangible Book Value 3/31/12 $ 9.96 Price to Tangible Book Value per Share (TBV) is commonly used by investors and analysts to value a company’s stock and compare to other investment opportunities.